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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 31, 2002

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

              DELAWARE                                        76-0542208
   (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                         Identification No.)


                              1800 West Loop South
                                    Suite 500
                                  Houston, Texas          77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit
            Number               Description

            99.1 Cover letter to the Securities and Exchange Commission dated July 30, 2002.

            99.2 Statement Under Oath of Herbert R. Allen, Principal Executive Officer of Integrated Electrical Services, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

            99.3 Statement Under Oath of William W. Reynolds, Principal Financial Officer of Integrated Electrical Services, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.


Item 9.     Regulation FD Disclosure

On July 30, 2002, Integrated Electrical Services, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to
Section 21 (a) (1) of the Securities and Exchange Act of 1934.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    INTEGRATED ELECTRICAL SERVICES, INC.


                                          By:  /s/ William W. Reynolds
                                             ----------------------------------
                                               William W. Reynolds
                                               Executive Vice President and
                                               Chief Financial Officer


Dated:  July 31, 2002


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                                 EXHIBIT INDEX

     Exhibit
     Number                  Description

     99.1           Cover letter to the Securities and Exchange
                    Commission dated July 30, 2002.

     99.2 Statement Under Oath of Herbert R. Allen, Principal Executive Officer of Integrated Electrical Services, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

     99.3           Statement Under Oath of William W. Reynolds,
                    Principal Financial Officer of Integrated Electrical Services, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.